EXHIBIT 10.3

                                                                  EXECUTION COPY



          AMENDMENT NO. 3 dated as of September 5, 2001 (this "Amendment"), to the credit agreement dated as of January 7, 1999, as amended and restated as of February 29, 2000, as amended by Amendment No. 1 dated as of July 28, 2000 and Amendment No. 2 dated as of August 3, 2001 (the "Credit Agreement"), among CENTENNIAL CELLULAR OPERATING CO. LLC, as Borrower; CENTENNIAL PUERTO RICO OPERATIONS CORP., as PR Borrower; CENTENNIAL COMMUNICATIONS CORP., as a Guarantor ("Centennial"); the other Guarantors party thereto; each of the lenders from time to time party thereto (individually, a "Lender" and, collectively, the "Lenders"); THE CHASE MANHATTAN BANK, as co-lead arranger and co-syndication agent (in such capacity, together with its successors in such capacity, "Chase"); MERRILL LYNCH & CO. and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as co-lead arranger and co-syndication agent (in such capacity, together with its successors in such capacity, and Chase, the "Co-Syndication Agents"); BANK OF AMERICA, N.A., as arranger and administrative agent (in such capacity, together with its successors in such capacity, "Administrative Agent"); and THE BANK OF NOVA SCOTIA, as documentation agent (in such capacity, together with its successors in such capacity, "Documentation Agent").

     A. The Credit Agreement contemplates that Incremental Facilities may be established from time to time under the Credit Agreement and may be allocated among the Revolving Credit Facility and the Term Loan Facilities or one or more new term loan facilities.

     B. The Lenders party hereto (the "New Lenders") have agreed to provide, subject to the terms and conditions contained herein, an Incremental Facility in an aggregate principal amount of $50,000,000, consisting of additional Tranche C-PR Term Loans.

     C. Section 2.01(f) of the Credit Agreement permits commitments in respect of an Incremental Facility to be integrated into the Credit Agreement through execution and delivery of an amendment to the Credit Agreement executed by the Borrower, the PR Borrower, the Co-Syndication Agents, the Administrative Agent and the New Lenders providing the Incremental Facility.

     D. Section 2.01(f) of the Credit Agreement provides that the amendment implementing the Incremental Facility may, without the consent of any other Lenders, make conforming and other necessary changes to the Credit Documents in order to integrate the Incremental Facility into the Credit Documents (including to secure the Incremental Facility).

     E. The Borrower, the PR Borrower and the New Lenders have requested the Co-Syndication Agents and the Administrative Agent to enter into this Amendment to provide for additional Tranche C-PR Term Loans in the amount of $50,000,000 (the "Incremental Tranche C-PR Term Loan Facility");

     F. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Amendments to Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended as follows:

          (i)  The  following   new   definitions   are  added  in   appropriate
     alphabetical order as follows:

          "Amendment No. 3" shall mean Amendment No. 3 dated as of September 5, 2001 to this Agreement.

          "Third Amendment Effective Date" shall mean the date Amendment No. 3 to this Agreement became effective in accordance with its terms.

          (ii) The definitions of "Tranche C-PR Term Loan Commitment" and "Tranche C-PR Term Loan Lenders" are hereby amended and restated in their entirety as follows:

                    "Tranche C-PR Term Loan Commitment" shall mean, (i) for each
               Tranche C-PR Term Loan Lender party hereto on the Effectiveness Date, the obligation of such Lender to make a Tranche C-PR Term Loan on the Effectiveness Date in an amount up to but not exceeding the amount set opposite the name of such Lender on
               Schedule 6(a) to the Effectiveness Agreement under the caption "Tranche C-PR Term Loan Commitment" and (ii) for each Tranche C-PR Term Loan Lender party to Amendment No. 3 hereto, the obligation of such Lender to make a Tranche C-PR Term Loan on the Third Amendment Effective Date in an amount up to but not exceeding the amount set opposite the name of such Lender on Schedule A to Amendment No. 3.

                    "Tranche  C-PR  Term  Loan  Lenders"  shall  mean (a) on the
               Effectiveness Date, the Lenders having Tranche C-PR Term Loan Commitments under the Effectiveness Agreement, and (b) thereafter, the Lenders from time to time holding Tranche C-PR Term Loans after giving effect to any assignments thereof permitted by Section 12.06(b) and to the Incremental Facility providing for additional Tranche C-PR Term Loans implemented by Amendment No. 3 hereto.

     (b) Section 2.01(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

               (d) Tranche C-PR Term Loans. Each initial Tranche C-PR Term Loan Lender made a term loan to PR Borrower in Dollars on the Effectiveness Date in an aggregate principal amount equal to such Lender's Tranche C-PR Term Loan Commitment in connection with the prepayment by

          Borrower  of all the  Tranche  C Term  Loans  outstanding  to it under
          Section 6(b) of the Effectiveness Agreement. Each Tranche C-PR Term Loan Lender party to Amendment No. 3 made a term loan to PR Borrower in Dollars on the Third Amendment Effective Date in an aggregate principal amount equal to such Lender's Tranche C-PR Term Loan Commitment. Subject to the terms and conditions of this Agreement, Borrower may Convert Tranche C-PR Term Loans of one Type into Tranche C-PR Term Loans of another Type (as provided in Section 2.09) or Continue Tranche C-PR Term Loans of one Type as Tranche C-PR Term Loans of the same Type (as provided in Section 2.09).

               Tranche C-PR Term Loans that are repaid or prepaid may not be reborrowed.

     (c) Section 2.01(f) of the Credit Agreement is hereby amended by replacing the reference to "$150.0 million" with a reference to "$100 million".

     (d) Section 2.04(a)(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

               (iii) The aggregate amount of the Tranche A Term Loan Commitments and the Tranche A-PR Term Loan Commitments were reduced to zero on the Original Closing Date. The aggregate amount of the Tranche B-PR Term Loan Commitments and the Tranche C-PR Term Loan Commitments (other than Tranche C-PR Term Loan Commitments in respect of the additional Tranche C-PR Term Loans implemented by Amendment No. 3 hereto) were automatically and permanently reduced to zero immediately after the making of the Tranche B-PR Term Loans and the Tranche C-PR Term Loans on the Effectiveness Date. The aggregate amount of the Tranche C-PR Term Loan Commitments in respect of the additional Tranche C-PR Term Loans implemented by Amendment No. 3 hereto shall be automatically and permanently reduced to zero immediately after the earlier to occur of
          (i) the making of the additional Tranche C-PR Term Loans on the Third Amendment Effective Date and (ii) 5:00 p.m on the Third Amendment Effective Date.

     (e) The column entitled "TRANCHE C-PR TERM LOANS" in the chart set forth at the end of Section 3.01(b) is hereby amended and restated in its entirety as follows (dates provided at left for reference purposes only):



                                                     TRANCHE C-PR
DATE                                                   TERM LOANS
----                                                   ----------

May 2000                                             $    562,500
August 2000                                               562,500
November 2000                                             562,500
February 2001                                             562,500
May 2001                                                  562,500
August 2001                                               562,500
November 2001                                             689,000
February 2002                                             689,000

                                                     TRANCHE C-PR
DATE                                                   TERM LOANS
----                                                   ----------

May 2002                                                  689,000
August 2002                                               689,000
November 2002                                             689,000
February 2003                                             689,000
May 2003                                                  689,000
August 2003                                               689,000
November 2003                                             689,000
February 2004                                             689,000
May 2004                                                  689,000
August 2004                                               689,000
November 2004                                             689,000
February 2005                                             689,000
May 2005                                                  689,000
August 2005                                               689,000
November 2005                                             689,000
February 2006                                             689,000
May 2006                                                  689,000
August 2006                                               689,000
November 2006                                             689,000
February 2007                                             689,000
May 2007                                                  689,000
August 2007                                               689,000
November 2007                                         252,276,500
                                                     $272,187,500



     SECTION 2. Initial Interest Periods, Amortization, Prepayment, Etc. Each of the parties hereto acknowledges and agrees that the additional Tranche C-PR Term Loans (the "Additional Tranche C-PR Term Loans") made by each New Lender shall be deemed to consist of three separate LIBOR Loans in principal amounts proportionate to the principal amounts of the currently outstanding borrowings of Tranche C-PR Term Loans under the Credit Agreement (the "Original Tranche C-PR Term Loans") and having Interest Periods ending on the same dates respectively as the corresponding borrowings of Original Tranche C-PR Term
Loans. Amortization payments in respect of the Additional Tranche C-PR Term Loans shall commence with the amortization payment due in respect of Tranche C-PR Term Loans on the last Business Day of November 2001. The Additional Tranche C-PR Term Loans shall otherwise have the same terms, and shall be deemed part of the same Term Loan Tranche and Class of Loans, as the Original Tranche C-PR Term Loans; provided, however, that the Additional Tranche C-PR Term Loans shall be deemed a separate Term Loan Tranche and Class of Loans for purposes of
Section 2.09(c)(i) and Section 2.10(b)(i)(A) of the Credit Agreement and the definition of "Prepayment Designation Basket".

     SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Obligors represent and warrant to each of the Lenders and the Administrative Agent that, immediately prior to and after giving effect to this Amendment and the making of the Tranche C-PR Term Loans contemplated hereby and the intended use thereof:

     (a) no Default or Event of Default has occurred and is continuing;

     (b) the representations and warranties made by the Obligors in Section 8 of the Credit Agreement, and by each Obligor in each of the other Credit Documents to which it is a party, are true and complete in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

     (c) the Loans and the use of proceeds thereof do not contravene, violate or conflict with, and will not involve any Lender in a violation of, any law, rule, injunction or regulation or determination of any court of law or other Governmental Authority;

     (d) there has not occurred any Material Adverse Effect; and

     (e) the Tranche C-PR Term Loans contemplated hereby are permitted under the debt incurrence test specified under each of the Senior Subordinated Notes Financing Documents, the Parent Financing Documents and, if issued, the Additional Senior Subordinated Notes Documents or there are other
     provisions  in  such  documents   under  which  such  Loans  are  expressly
     permitted.

     SECTION 4. Conditions to Effectiveness. This Amendment, and the obligations of the Lenders party hereto to make the Tranche C-PR Term Loans set forth on Schedule A hereto, shall become effective on the date on which each of the following conditions is satisfied:

     (a)  Documentation  and Evidence of Certain Matters.  Administrative  Agent
shall have received the following documents, each duly executed where appropriate, each of which shall be reasonably satisfactory to Administrative Agent in form and substance:

          (i) Corporate or Comparable Documents. Certified true and complete copies of the charter and by-laws and all amendments thereto (or equivalent documents) of each Obligor and of all corporate or comparable authority for each Obligor (including board of director resolutions and evidence of the incumbency, including specimen signatures, of officers) with respect to the execution, delivery and performance of such of the Credit Documents to which such Obligor is intended to be a party and each other document to be delivered by such Obligor from time to time in connection with the Credit Documents and the extensions of credit under the Credit Agreement, certified as of the Third Amendment Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Obligor (which certificate may confirm the continuing effectiveness of any such documents delivered on the Original Closing Date and bring down the certificate delivered in respect thereof on the Original Closing Date).

          (ii) Officers' Certificate. An Officers' Certificate of each of Borrower and PR Borrower, dated the Third Amendment Effective Date, to the effect set forth in clauses (a) and (b) of Section 3 hereof and to the effect that all conditions precedent to the consummation of the transactions contemplated hereby on the Third Amendment Effective Date have been satisfied.

          (iii) Opinions of Counsel. (A) Opinion of Simpson Thacher & Bartlett, counsel to the Obligors, substantially in the form of Exhibit B to the Credit Agreement (and each Obligor hereby instructs such counsel to deliver such opinion to the Tranche C-PR Term Lenders and Agents).

          (iv) This Amendment. This Amendment, (A) executed and delivered by a duly authorized officer of each of the Borrower and the PR Borrower, and
     (B) executed and delivered by a duly authorized officer of each New Lender, each of the Co-Syndication Agents and the Administrative Agent.

          (v) Notes. Notes, duly completed and executed for each New Lender that has requested Notes prior to the Third Amendment Effective Date.

          (vi) Reaffirmation Agreement; Security Documents. A reaffirmation agreement (the "Reaffirmation Agreement-C-PR"), substantially in the form of the Reaffirmation Agreement dated as of February 29, 2000, among the Reaffirming Parties thereto and the Administrative Agent, executed and delivered by a duly authorized officer of each Obligor, and each other document or instrument requested by Administrative Agent in respect of the Security Documents reasonably in advance of the intended Third Amendment Effective Date (each of which shall be in full force and effect).

          (vii) Solvency Certificate. A certificate in the form of Exhibit E to the Effectiveness Agreement from the chief financial officer of Borrower as to the Solvency of each Obligor (on a consolidated basis) immediately after giving effect to the transactions contemplated by this Amendment on the Third Amendment Effective Date.

     (b) Effectiveness Date. The transactions set forth in Section 4(a) shall occur on or before September 30, 2001.

     (c) No Material Adverse Change. There shall not have occurred or become known any Material Adverse Change of Parent and its subsidiaries, taken as a whole, since May 31, 2000.

     (d) Approvals. All requisite Governmental Authorities and third parties shall have approved or consented to the transactions contemplated hereby and all applicable appeal periods shall have expired and there shall be no governmental or judicial action or Proceeding, actual or threatened, that has had the effect of (or could reasonably be expected to have the effect of) restraining, preventing or imposing materially burdensome conditions on any of the
Transactions or the other transactions contemplated hereby, except, in each case, as would not, singly or in the aggregate, result in a Material Adverse Effect.

     (e) No Default in Other Agreements. No default in any material Contractual Obligation of any Company or Parent and its Subsidiaries will result from the execution and delivery of this Amendment or any of the transactions contemplated hereby; and no law or regulation shall be applicable in the judgment of the Agents that restrains, prevents or imposes materially adverse conditions upon any component of the transactions contemplated hereby.

     (f) Margin Rule Compliance. All Loans and other financing to Borrower and PR Borrower shall be in full compliance with all applicable requirements of Regulations T, U and X.

     (g) Payment of Fees and Expenses. All accrued fees and expenses of the Agents and accrued fees of the Lenders in connection with the Credit Documents shall have been paid.

     (h) Other Matters. The New Lenders shall have received such other legal opinions, corporate documents and other instruments and/or certificates as Agents may request in their reasonable discretion.

     SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Administrative Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a "Credit Document" for all purposes of the Credit Agreement and the other Credit Documents.

     SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

     SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 9. Expenses. The Borrower agrees to reimburse Chase for all reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for Chase.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                   CENTENNIAL CELLULAR OPERATING CO. LLC,

                                     by
                                        ___________________________
                                        Name:
                                        Title:

                                   CENTENNIAL PUERTO RICO OPERATIONS CORP.,

                                     by
                                        ___________________________
                                        Name:
                                        Title:

                                   THE CHASE MANHATTAN BANK, as
                                   Tranche C-PR Term Loan Lender and as and co-syndication agent,

                                     by
                                        ____________________________
                                        Name:
                                        Title:

                                   MERRILL LYNCH, PIERCE, FENNER & SMITH
                                   INCORPORATED, as co-syndication agent,

                                     by
                                        ____________________________
                                        Name:
                                        Title:

                                   BANK OF AMERICA, N.A., as Tranche C-PR
                                   Term Loan Lender and as administrative agent,

                                     by
                                        ____________________________
                                        Name:
                                        Title:



                                                                      Schedule A

Commitments of New Tranche C-PR Term Lenders


Lender                                        Additional Tranche C-PR Term Loan

Bank of America, N.A.                         $25,000,000.00
The Chase Manhattan Bank                      $25,000,000.00

                                     Total    $50,000,000.00